Federated International Value Fund
Class A Shares
Class B Shares
Class C Shares

A Portfolio of Federated World Investment Series, Inc.
SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2009.

Effective July 1, 2009, Federated International Value Fund will change its name to Federated International Leaders Fund.  In addition, the Fund is making certain revisions to its investment strategy and is adding a portfolio manager.  These changes are also effective as of July 1, 2009.  Accordingly, please make the following changes to the Fund’s prospectus.

Please change Federated International Value Fund to Federated International Leaders Fund everywhere it appears in the prospectus.

Under the heading entitled “What are the Fund’s Main Investment Strategies?”, please delete the entire section and replace it with the following:

The Fund pursues its investment objective by investing primarily in a portfolio of equity securities issued by foreign companies that the Adviser has deemed as undervalued relative to the company; the company’s competitive position and/or its growth prospects. The Adviser expects that, normally, the Fund’s portfolio will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries. The Fund is intended to integrate the value style of investing across foreign stocks in a broader equity portfolio.

Under the heading entitled “What are the Fund’s Investment Strategies?”, please delete the entire section and replace it with the following:

The Fund pursues its investment objective by investing primarily in a portfolio of equity securities of foreign companies. The Fund’s portfolio is managed using fundamental analysis and valuation disciplines. The Adviser expects that, normally, the Fund’s portfolio will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries.

The Fund’s approach is focused primarily on individual security selection across a range of foreign markets, using a “bottoms up” portfolio construction approach.  The Adviser actively manages the Fund’s portfolio seeking total returns over longer time periods in excess of the Fund’s benchmark index: the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE). The MSCI-EAFE is an unmanaged free float- adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The performance of the Fund should be evaluated against the MSCI-EAFE, or any other benchmark, over long periods of time. The volatility of world markets means that even small differences in time periods for comparison can have a substantial impact on returns.  There can be no assurances that the Adviser will be successful in achieving investment returns in excess of the MSCI-EAFE.

The Adviser’s process for selecting investments begins with the screening of the universe of available stocks to identify companies with those “value”, “quality” and “growth” characteristics that have shown significant positive correlation across stocks over time. These characteristics include, for example, relatively low price/book value or price/earnings ratios, relatively high dividend yields and relatively high return on assets and return on equity, relatively high operating margins and relatively high historical and forward EPS growth.

Screening is performed by market so that fundamentals are ranked relative to each individual market. After screening, the Adviser selects stocks through fundamental analysis of companies by skilled portfolio managers and research analysts because it believes this approach provides a greater opportunity for the Adviser’s expertise, experience and skill to create excess returns.

The Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company’s true value. The Adviser’s key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership, long-term growth prospects, and presence of a catalyst for higher market valuation. A company’s stock may be undervalued due to factors such as temporary earnings decline, investor indifference, a change in management, or unfavorable market or industry conditions.

The Adviser selects the stock based on its belief that over time the price at which the stock trades will rise as earnings grow and the company’s true value is recognized. The Adviser is free to seek relative value opportunities among markets and sectors.  The Adviser also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to fundamental analysis.

The Adviser manages the portfolio’s exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. There is no assurance these strategies will be successful in reducing portfolio risk.  The Fund is not limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. Further, the Fund is not limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars.  The Fund may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.  From time to time, the Fund may hedge a portion of its currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. It is anticipated that the majority, if not all, of the foreign securities in the Fund’s portfolio will not be hedged and will therefore remain subject to currency risk.  The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

▪	Obtain premiums from the sale of derivative contracts;

▪	Realize gains from trading a derivative contract; or

▪	Hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund contains a fundamental investment policy that permits it to concentrate in financial services industries. However, the Fund has no present intention of concentrating its investments in a financial services industry.

PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives

Under the heading entitled “Portfolio Management Information”, please add the following biography of Richard Winkowski:

Richard Winkowski
Richard Winkowski has been the Fund’s Portfolio Manager since July 2009. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund’s Adviser in July 1999 and became a Vice President of the Fund’s Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

                                                                                                           June 5, 2009

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

40649 (6/09)

Federated International Value Fund
Class A Shares
Class B Shares
Class C Shares

A Portfolio of Federated World Investment Series, Inc.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2009.

Effective July 1, 2009, Federated International Value Fund will change its name to Federated International Leaders Fund.  Accordingly, please make the following changes to the Fund’s Statement of Additional Information.

Under the heading entitled “What are the Fund’s Investment Strategies?”, please delete the section and replace it with the following:

The Adviser actively manages the Fund’s portfolio seeking total returns over longer time periods in excess of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE). The MSCI-EAFE is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada.

The Adviser’s goal is for its stock selection skill to drive the Fund’s performance rather than the randomness of individual stock returns. The Adviser believes that bottom up stock picking provides the greatest opportunity for excess returns over longer periods of time. The Adviser believes that the types of risk positions (positions that deviate from the MSCI-EAFE) that arise naturally out of fundamental analysis by skilled portfolio managers are not only justified on a risk reward basis, but are also naturally diversified.

The Adviser is managed to ensure that its portfolio managers and analysts have access to all the resources of the organization and to facilitate their working together to utilize each others’ strengths and offset each others’ weaknesses.

Accordingly, the Adviser employs a team approach to portfolio management. Within the Fund’s investable universe the Adviser continuously seeks to identify the countries, sectors and industries where fundamental analysis is most effective at forecasting returns and then to develop expertise in those areas. Analysts and portfolio managers specialize in different sectors and industries, and then support each other in stock selection. Based on this analyst support, senior portfolio managers then independently make stock selection decisions.

The Adviser’s key buy criteria for a value stock include market price, quality of company management, industry leadership, long term growth prospects and presence of a catalyst for higher market valuation.

Similarly, the Adviser has a sell discipline. As a stock’s appreciation potential declines, either because the company’s fundamentals have eroded or because the stock’s price has risen, the Adviser sells the stock and replaces it with new companies with higher appreciation potential.

Under the heading entitled Portfolio Manager Information, please delete the section and replace it with the following:

The following information about the Fund’s portfolio managers is provided as of April 30, 2009.

                 Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Marc Halperin	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	0
Other Pooled Investment Vehicles	0
Other Accounts	0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Marc Halperin is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e. MSCI-EAFE Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

                                       Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Richard Winkowski	Total Number of Additional Accounts Managed / Total Assets Managed	Additional Accounts /Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	2 Funds/$119.311 million	0
Other Pooled Investment Vehicles	4 Portfolios/$152.172 million	0
Other Accounts	2 Accounts/$89.713 million	2 Accounts/$89.713 million

Dollar value range of shares owned in the Fund: none.

Richard Winkowski is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e. MSCI-EAFE Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Winkowski is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

June 5, 2009

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821
40648 (6/09)